Fees Summary	Jun. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,844,347.60
Previously Paid Amount	0.00
Total Fee Amount	1,635.71
Total Offset Amount	1,635.71
Net Fee	$ 0.00